UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 8, 2007

ALR Technologies Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-30414	88-0225807
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

114M Reynolda Village
Winston-Salem, NC 27106
(Address of principal executive offices and Zip Code)

(336) 722-2254
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE

ALR Technologies Inc. has delivered its first order of custom designed compliance reminder devices for users of contact lenses to a leading contact lens manufacturer.  Users of extended use daily wear contact lenses often fail to replace the lenses and it is common for wearers to continue wearing the lenses for days or weeks beyond the recommended period.

Maintaining a proper replacement schedule will help keep the eyes comfortable and healthy and the compliance reminder device will alert the user when it is time to replace the lenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 8th day of August, 2007.

ALR TECHNOLOGIES, INC.
BY:	/s/ Sidney Chan
Sidney Chan
Chairman, Chief Executive Officer and
a member of the Board of Directors